Exhibit 99.2

Financial Highlights

UDR, Inc.

As of End of Third Quarter 2025

(Unaudited) (1)

	Actual Results	Actual Results	Guidance for
Dollars in thousands, except per share and unit	3Q 2025	YTD 2025	4Q 2025	Full-Year 2025

GAAP Metrics
Net income/(loss) attributable to UDR, Inc.	$40,409	$154,802	--	--
Net income/(loss) attributable to common stockholders	$39,198	$151,174	--	--
Income/(loss) per weighted average common share, diluted	$0.12	$0.46	$0.13 to $0.15	$0.57 to $0.59

Per Share Metrics
FFO per common share and unit, diluted	$0.62	$1.81	$0.63 to $0.65	$2.44 to $2.46
FFO as Adjusted per common share and unit, diluted	$0.65	$1.90	$0.63 to $0.65	$2.53 to $2.55
Dividend declared per share and unit	$0.43	$1.29	$0.43	$1.72 (2)

Same-Store Operating Metrics
Revenue growth/(decline) (Straight-line basis)	2.6%	2.6%	--	2.20% to 2.60%
Expense growth	3.1%	2.7%	--	2.40% to 3.10%
NOI growth/(decline) (Straight-line basis)	2.3%	2.5%	--	2.00% to 2.50%
Physical Occupancy	96.6%	96.9%	--	--

Property Metrics	Homes	Communities	% of Total NOI
Same-Store	54,915	165	91.7%
Stabilized, Non-Mature	415	2	0.9%
Acquired Communities	478	1	0.6%
Non-Residential / Other	N/A	N/A	1.5%
Joint Venture (3)	4,427	18	5.3%
Total completed homes	60,235	186	100.0%
Under Development	300	1	-
Total Quarter-end homes (3)(4)	60,535	187	100.0%

Balance Sheet Metrics (adjusted for non-recurring items)	3Q 2025	3Q 2024
Consolidated Interest Coverage Ratio	5.0x	5.1x
Consolidated Fixed Charge Coverage Ratio	4.9x	4.9x
Consolidated Debt as a percentage of Total Assets	32.6%	32.9%
Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items	5.5x	5.6x

(1)	See Attachment 14 for definitions, other terms and reconciliations.
(2)	Annualized for 2025.
(3)	Joint venture NOI is based on UDR's share. Homes and communities at 100%.
(4)	Excludes homes that are part of the Debt and Preferred Equity Program as described in Attachment 10.

Attachment 1

Consolidated Statements of Operations

(Unaudited) (1)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
In thousands, except per share amounts	2025	2024	2025	2024

REVENUES:
Rental income	$429,294	$418,088	$1,272,131	$1,243,085
Joint venture management and other fees	2,570	2,072	7,080	6,029
Total revenues	431,864	420,160	1,279,211	1,249,114

OPERATING EXPENSES:
Property operating and maintenance	79,373	76,484	230,976	220,405
Real estate taxes and insurance	57,786	57,182	173,539	174,861
Property management	13,952	13,588	41,344	40,400
Other operating expenses	6,975	6,382	22,787	20,803
Real estate depreciation and amortization	165,926	170,276	490,511	510,622
General and administrative	22,732	20,890	62,156	58,836
Casualty-related charges/(recoveries), net	1,755	1,473	8,434	8,749
Other depreciation and amortization	7,009	4,029	21,463	13,024
Total operating expenses	355,508	350,304	1,051,210	1,047,700

Gain/(loss) on sale of real estate owned	-	-	47,939	16,867
Operating income	76,356	69,856	275,940	218,281

Income/(loss) from unconsolidated entities	14,011	(1,880)	23,454	11,251
Interest expense	(50,569)	(50,214)	(146,935)	(146,087)
Interest income and other income/(expense), net	3,714	6,159	13,769	18,522

Income/(loss) before income taxes	43,512	23,921	166,228	101,967
Tax (provision)/benefit, net	(382)	156	(798)	(567)

Net Income/(loss)	43,130	24,077	165,430	101,400
Net (income)/loss attributable to redeemable noncontrolling interests in the OP and DownREIT Partnership	(2,709)	(1,574)	(10,593)	(6,736)
Net (income)/loss attributable to noncontrolling interests	(12)	94	(35)	(35)

Net income/(loss) attributable to UDR, Inc.	40,409	22,597	154,802	94,629
Distributions to preferred stockholders - Series E (Convertible)	(1,211)	(1,197)	(3,628)	(3,638)

Net income/(loss) attributable to common stockholders	$39,198	$21,400	$151,174	$90,991

Income/(loss) per weighted average common share - basic:	$0.12	$0.06	$0.46	$0.28
Income/(loss) per weighted average common share - diluted:	$0.12	$0.06	$0.46	$0.28

Common distributions declared per share	$0.43	$0.425	$1.29	$1.275

Weighted average number of common shares outstanding - basic	330,668	329,421	330,692	329,101
Weighted average number of common shares outstanding - diluted	331,241	330,557	331,443	329,755

(1)	See Attachment 14 for definitions and other terms.

Attachment 2

Funds From Operations

(Unaudited) (1)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
In thousands, except per share and unit amounts	2025	2024	2025	2024

Net income/(loss) attributable to common stockholders	$39,198	$21,400	$151,174	$90,991

Real estate depreciation and amortization	165,926	170,276	490,511	510,622
Noncontrolling interests	2,721	1,480	10,628	6,771
Real estate depreciation and amortization on unconsolidated joint ventures	12,021	12,546	38,245	40,928
Impairment loss from unconsolidated joint ventures	-	8,083	-	8,083
Net (gain)/loss on consolidation	-	-	(286)	-
Net (gain)/loss on the sale of depreciable real estate owned, net of tax	-	-	(47,939)	(16,867)
Funds from operations ("FFO") attributable to common stockholders and unitholders, basic	$219,866	$213,785	$642,333	$640,528

Distributions to preferred stockholders - Series E (Convertible) (2)	1,211	1,197	3,628	3,638

FFO attributable to common stockholders and unitholders, diluted	$221,077	$214,982	$645,961	$644,166

FFO per weighted average common share and unit, basic	$0.62	$0.61	$1.82	$1.81
FFO per weighted average common share and unit, diluted	$0.62	$0.60	$1.81	$1.81

Weighted average number of common shares and OP/DownREIT Units outstanding, basic	353,484	353,275	353,543	353,299
Weighted average number of common shares, OP/DownREIT Units, and common stock
equivalents outstanding, diluted	356,873	357,226	357,110	356,811

Impact of adjustments to FFO:
Legal and other costs	$2,683	$1,551	$9,846	$6,995
Realized and unrealized (gain)/loss on real estate technology investments, net of tax	(3,736)	3	(3,305)	(4,613)
Severance costs	7,214	3,018	8,737	4,550
Software transition related costs	3,329	-	9,263	-
Casualty-related charges/(recoveries)	1,755	1,473	8,434	8,749
Total impact of adjustments to FFO	$11,245	$6,045	$32,975	$15,681

FFO as Adjusted attributable to common stockholders and unitholders, diluted	$232,322	$221,027	$678,936	$659,847

FFO as Adjusted per weighted average common share and unit, diluted	$0.65	$0.62	$1.90	$1.85

Recurring capital expenditures, inclusive of unconsolidated joint ventures	(32,238)	(29,898)	(79,844)	(73,496)
AFFO attributable to common stockholders and unitholders, diluted	$200,084	$191,129	$599,092	$586,351

AFFO per weighted average common share and unit, diluted	$0.56	$0.54	$1.68	$1.64

(1)	See Attachment 14 for definitions and other terms.
(2)	Series E cumulative convertible preferred shares are dilutive for purposes of calculating FFO per share for the three and nine months ended September 30, 2025 and September 30, 2024. Consequently, distributions to Series E cumulative convertible preferred stockholders are added to FFO and the weighted average number of Series E cumulative convertible preferred shares are included in the denominator when calculating FFO per common share and unit, diluted.

Attachment 3

Consolidated Balance Sheets

(Unaudited) (1)

	September 30,	December 31,
In thousands, except share and per share amounts	2025	2024

ASSETS

Real estate owned:
Real estate held for investment	$16,348,713	$15,994,794
Less: accumulated depreciation	(7,320,363)	(6,836,920)
Real estate held for investment, net	9,028,350	9,157,874
Real estate under development
(net of accumulated depreciation of $0 and $0)	52,749	-
Real estate held for disposition
(net of accumulated depreciation of $0 and $64,106)	-	154,463
Total real estate owned, net of accumulated depreciation	9,081,099	9,312,337

Cash and cash equivalents	1,194	1,326
Restricted cash	35,052	34,101
Notes receivable, net	146,749	247,849
Investment in and advances to unconsolidated joint ventures, net	911,575	917,483
Operating lease right-of-use assets	184,172	186,997
Other assets	242,071	197,493
Total assets	$10,601,912	$10,897,586

LIABILITIES AND EQUITY

Liabilities:
Secured debt	$1,090,305	$1,139,331
Unsecured debt	4,743,864	4,687,634
Operating lease liabilities	179,496	182,275
Real estate taxes payable	67,728	46,403
Accrued interest payable	28,415	52,631
Security deposits and prepaid rent	60,563	61,592
Distributions payable	153,784	151,720
Accounts payable, accrued expenses, and other liabilities	126,329	115,105
Total liabilities	6,450,484	6,436,691

Redeemable noncontrolling interests in the OP and DownREIT Partnership	876,127	1,017,355

Equity:
Preferred stock, no par value; 50,000,000 shares authorized at September 30, 2025 and December 31, 2024:
2,600,678 shares of 8.00% Series E Cumulative Convertible issued
and outstanding (2,600,678 shares at December 31, 2024)	43,192	43,192
10,174,522 shares of Series F outstanding (10,424,485 shares at December 31, 2024)	1	1
Common stock, $0.01 par value; 450,000,000 shares authorized at September 30, 2025 and December 31, 2024:
330,766,065 shares issued and outstanding (330,858,719 shares at December 31, 2024)	3,308	3,309
Additional paid-in capital	7,565,518	7,572,480
Distributions in excess of net income	(4,338,985)	(4,179,415)
Accumulated other comprehensive income/(loss), net	1,932	3,638
Total stockholders' equity	3,274,966	3,443,205
Noncontrolling interests	335	335
Total equity	3,275,301	3,443,540
Total liabilities and equity	$10,601,912	$10,897,586

(1)	See Attachment 14 for definitions and other terms.

Attachment 4(A)

Selected Financial Information

(Unaudited) (1)

	September 30,	December 31,
Common Stock and Equivalents	2025	2024

Common shares	330,766,065	330,858,719
Restricted unit and common stock equivalents	-	1,043,568
Operating and DownREIT Partnership units	22,759,734	22,689,109
Series E cumulative convertible preferred shares (2)	2,815,608	2,815,608
Total common shares, OP/DownREIT units, and common stock equivalents	356,341,407	357,407,004

Weighted Average Number of Shares Outstanding	3Q 2025	3Q 2024

Weighted average number of common shares and OP/DownREIT units outstanding - basic	353,483,759	353,274,894
Weighted average number of OP/DownREIT units outstanding	(22,815,748)	(23,853,772)
Weighted average number of common shares outstanding - basic per the Consolidated Statements of Operations	330,668,011	329,421,122

Weighted average number of common shares, OP/DownREIT units, and common stock equivalents outstanding - diluted	356,872,397	357,226,153
Weighted average number of OP/DownREIT units outstanding	(22,815,748)	(23,853,772)
Weighted average number of Series E cumulative convertible preferred shares outstanding	(2,815,608)	(2,815,608)
Weighted average number of common shares outstanding - diluted per the Consolidated Statements of Operations	331,241,041	330,556,773

	Year-to-Date 2025	Year-to-Date 2024

Weighted average number of common shares and OP/DownREIT units outstanding - basic	353,542,541	353,298,608
Weighted average number of OP/DownREIT units outstanding	(22,850,921)	(24,197,254)
Weighted average number of common shares outstanding - basic per the Consolidated Statements of Operations	330,691,620	329,101,354

Weighted average number of common shares, OP/DownREIT units, and common stock equivalents outstanding - diluted	357,109,033	356,811,488
Weighted average number of OP/DownREIT units outstanding	(22,850,921)	(24,197,254)
Weighted average number of Series E cumulative convertible preferred shares outstanding	(2,815,608)	(2,858,243)
Weighted average number of common shares outstanding - diluted per the Consolidated Statements of Operations	331,442,504	329,755,991

(1)	See Attachment 14 for definitions and other terms.
(2)	At September 30, 2025 and December 31, 2024 there were 2,600,678 of Series E cumulative convertible preferred shares outstanding, which is equivalent to 2,815,608 shares of common stock if converted (after adjusting for the special dividend paid in 2008).

Attachment 4(B)

Selected Financial Information

September 30, 2025

(Unaudited) (1)

						Weighted	Weighted
						Average	Average Years
Debt Structure, In thousands			Balance		% of Total	Interest Rate	to Maturity (2)

Secured	Fixed		$1,066,710		18.2%	3.48%	3.4
	Floating		27,000		0.5%	3.26%	6.5
	Combined		1,093,710		18.7%	3.47%	3.5

Unsecured	Fixed		4,225,000	(3)	72.2%	3.15%	5.3
	Floating		530,686		9.1%	4.65%	1.1
	Combined		4,755,686		81.3%	3.32%	4.8

Total Debt	Fixed		5,291,710		90.4%	3.22%	4.9
	Floating		557,686		9.6%	4.58%	1.4
	Combined		5,849,396		100.0%	3.35%	4.6
	Total Non-Cash Adjustments (4)		(15,227)
	Total per Balance Sheet		$5,834,169			3.42%

Debt Maturities, In thousands
			Revolving Credit				Weighted
		Unsecured	Facilities & Comm.				Average
	Secured Debt (5)	Debt	Paper (2) (6) (7)		Balance	% of Total	Interest Rate

2025	$129,235	$-	$340,000		$469,235	8.0%	4.13%
2026	56,672	300,000	15,686		372,358	6.4%	3.09%
2027	6,939	300,000	-		306,939	5.2%	3.51%
2028	166,526	300,000	-		466,526	8.0%	3.72%
2029	315,811	650,000	-		965,811	16.5%	4.19%
2030	230,597	600,000	-		830,597	14.2%	3.34%
2031	160,930	600,000	-		760,930	13.0%	2.92%
2032	27,000	400,000	-		427,000	7.3%	2.17%
2033	-	650,000	-		650,000	11.1%	1.99%
2034	-	600,000	-		600,000	10.3%	4.04%
Thereafter	-	-	-		-	-	-
	1,093,710	4,400,000	355,686		5,849,396	100.0%	3.35%
Total Non-Cash Adjustments (4)	(3,405)	(11,822)	-		(15,227)
Total per Balance Sheet	$1,090,305	$4,388,178	$355,686		$5,834,169		3.42%

(1)	See Attachment 14 for definitions and other terms.
(2)	The 2025 maturity reflects the $340.0 million of principal outstanding at an interest rate of 4.32%, the equivalent of SOFR plus a spread of 17.0 basis points, on the Company’s unsecured commercial paper program as of September 30, 2025. Under the terms of the program the Company may issue up to a maximum aggregate amount outstanding of $700.0 million.
(3)	Includes amounts on our $350.0 million unsecured Term Loan that have been swapped to fixed. The amounts swapped to fixed are $175.0 million at a weighted average rate of 4.04% that expires in October 2027. The amounts that have not been swapped to fixed carry an interest rate of SOFR plus 85.0 basis points. The $350.0 million Term Loan has a maturity date of January 2029 plus two one-year extension options.
(4)	Includes the unamortized balance of fair market value adjustments, premiums/discounts and deferred financing costs.
(5)	Includes principal amortization, as applicable.
(6)	There were no borrowings outstanding on our $1.3 billion line of credit at September 30, 2025. The facility has a maturity date of August 2028, plus two six-month extension options and currently carries an interest rate equal to SOFR plus 77.5 basis points.
(7)	There was $15.7 million outstanding on our $75.0 million working capital credit facility at September 30, 2025. The facility has a maturity date of January 2026. The working capital credit facility currently carries an interest rate equal to adjusted SOFR plus 77.5 basis points.

Attachment 4(C)

Selected Financial Information

(Dollars in Thousands)

(Unaudited) (1)

					Quarter Ended
Coverage Ratios					September 30, 2025
Net income/(loss)					$43,130
Adjustments:
Interest expense, including debt extinguishment and other associated costs					50,569
Real estate depreciation and amortization					165,926
Other depreciation and amortization					7,009
Tax provision/(benefit), net					382
Adjustments to reflect the Company's share of EBITDAre of unconsolidated joint ventures					16,652
EBITDAre					$283,668

Casualty-related charges/(recoveries), net					1,755
Legal and other costs					2,683
Realized and unrealized (gain)/loss on real estate technology investments					680
Severance costs					7,214
(Income)/loss from unconsolidated entities					(14,011)
Adjustments to reflect the Company's share of EBITDAre of unconsolidated joint ventures					(16,652)
Management fee expense on unconsolidated joint ventures					(960)
Consolidated EBITDAre - adjusted for non-recurring items					$264,377

Annualized consolidated EBITDAre - adjusted for non-recurring items					$1,057,508

Interest expense, including debt extinguishment and other associated costs					50,569
Capitalized interest expense					2,203
Total interest					$52,772

Preferred dividends					$1,211

Total debt					$5,834,169
Cash					(1,194)
Net debt					$5,832,975

Consolidated Interest Coverage Ratio - adjusted for non-recurring items					5.0x

Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items					4.9x

Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items					5.5x

Debt Covenant Overview

Unsecured Line of Credit Covenants (2)			Required	Actual	Compliance

Maximum Leverage Ratio			≤60.0%	31.2% (2)	Yes
Minimum Fixed Charge Coverage Ratio			≥1.5x	4.9x	Yes
Maximum Secured Debt Ratio			≤40.0%	9.7%	Yes
Minimum Unencumbered Pool Leverage Ratio			≥150.0%	375.2%	Yes

Senior Unsecured Note Covenants (3)			Required	Actual	Compliance

Debt as a percentage of Total Assets			≤65.0%	32.6% (3)	Yes
Consolidated Income Available for Debt Service to Annual Service Charge			≥1.5x	5.6x	Yes
Secured Debt as a percentage of Total Assets			≤40.0%	6.1%	Yes
Total Unencumbered Assets to Unsecured Debt			≥150.0%	316.5%	Yes

Securities Ratings			Debt	Outlook	Commercial Paper

Moody's Investors Service			Baa1	Stable	P-2
S&P Global Ratings			BBB+	Stable	A-2

				Gross	% of
	Number of	3Q 2025 NOI (1)		Carrying Value	Total Gross
Asset Summary	Homes	($000s)	% of NOI	($000s)	Carrying Value

Unencumbered assets	47,260	$256,625	87.8%	$14,439,254	88.0%
Encumbered assets	8,548	35,510	12.2%	1,962,208	12.0%
	55,808	$292,135	100.0%	$16,401,462	100.0%

(1)	See Attachment 14 for definitions and other terms.
(2)	As defined in our credit agreement dated September 15, 2021, as amended.
(3)	As defined in our indenture dated November 1, 1995 as amended, supplemented or modified from time to time.

Attachment 5

Operating Information

(Unaudited) (1)

	Total	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended
Dollars in thousands	Homes	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Revenues
Same-Store Communities	54,915	$414,657	$410,518	$408,503	$406,482	$404,241
Stabilized, Non-Mature Communities	415	3,654	3,613	3,232	2,606	1,858
Acquired Communities	478	2,698	1,056	-	-	-
Non-Residential / Other	-	8,285	7,814	7,659	7,164	7,776
Total	55,808	$429,294	$423,001	$419,394	$416,252	$413,875

Expenses
Same-Store Communities		$131,824	$127,163	$129,940	$125,879	$127,871
Stabilized, Non-Mature Communities		764	1,423	1,529	1,114	1,083
Acquired Communities		1,007	511	-	-	-
Non-Residential / Other		3,564	3,524	3,072	1,435	3,522
Total (2)		$137,159	$132,621	$134,541	$128,428	$132,476

Net Operating Income
Same-Store Communities		$282,833	$283,355	$278,563	$280,603	$276,370
Stabilized, Non-Mature Communities		2,890	2,190	1,703	1,492	775
Acquired Communities		1,691	545	-	-	-
Non-Residential / Other		4,721	4,290	4,587	5,729	4,254
Total		$292,135	$290,380	$284,853	$287,824	$281,399

Operating Margin
Same-Store Communities		68.2%	69.0%	68.2%	69.0%	68.4%

Weighted Average Physical Occupancy
Same-Store Communities		96.6%	96.9%	97.2%	96.8%	96.3%
Stabilized, Non-Mature Communities		95.2%	94.5%	85.1%	67.1%	48.9%
Acquired Communities		91.5%	84.8%	-	-	-
Other (3)		-	-	-	97.6%	98.2%
Total		96.6%	96.7%	97.2%	96.6%	95.9%

Sold and Held for Disposition Communities
Revenues	-	$-	$-	$442	$4,188	$4,213
Expenses (2)		-	-	194	1,008	1,190
Net Operating Income/(Loss)		$-	$-	$248	$3,180	$3,023

Total	55,808	$292,135	$290,380	$285,101	$291,004	$284,422

(1)	See Attachment 14 for definitions and other terms.
(2)	The summation of Total expenses and Sold and Held for Disposition Communities expenses above agrees to the summation of property operating and maintenance and real estate taxes and insurance expenses on Attachment 1.
(3)	Includes occupancy of Sold and Held for Disposition Communities.

Attachment 6

Same-Store Operating Expense Information

(Dollars in Thousands)

(Unaudited) (1)

	% of 3Q 2025
	SS Operating
Year-Over-Year Comparison	Expenses	3Q 2025	3Q 2024	% Change

Personnel	14.3%	$18,897	$18,259	3.5%
Utilities	14.5%	19,090	18,230	4.7%
Repair and maintenance	20.9%	27,539	27,230	1.1%
Administrative and marketing	8.0%	10,530	9,618	9.5%
Controllable expenses	57.7%	76,056	73,337	3.7%

Real estate taxes	38.0%	$50,073	$48,375	3.5%
Insurance	4.3%	5,695	6,159	-7.5%
Same-Store operating expenses	100.0%	$131,824	$127,871	3.1%

Same-Store Homes	54,915

	% of 3Q 2025
	SS Operating
Sequential Comparison	Expenses	3Q 2025	2Q 2025	% Change

Personnel	14.3%	$18,897	$18,902	0.0%
Utilities	14.5%	19,090	17,867	6.8%
Repair and maintenance	20.9%	27,539	26,008	5.9%
Administrative and marketing	8.0%	10,530	10,006	5.2%
Controllable expenses	57.7%	76,056	72,783	4.5%

Real estate taxes	38.0%	$50,073	$49,071	2.0%
Insurance	4.3%	5,695	5,309	7.3%
Same-Store operating expenses	100.0%	$131,824	$127,163	3.7%

Same-Store Homes	54,915

	% of YTD 2025
	SS Operating
Year-to-Date Comparison	Expenses	YTD 2025	YTD 2024	% Change

Personnel	14.7%	$56,508	$54,035	4.6%
Utilities	14.4%	55,460	52,936	4.8%
Repair and maintenance	20.1%	77,583	75,403	2.9%
Administrative and marketing	7.7%	29,615	26,479	11.8%
Controllable expenses	56.9%	219,166	208,853	4.9%

Real estate taxes	38.9%	$150,022	$148,188	1.2%
Insurance	4.2%	16,267	18,305	-11.1%
Same-Store operating expenses	100.0%	$385,455	$375,346	2.7%

Same-Store Homes	54,442

(1)	See Attachment 14 for definitions and other terms.

Attachment 7(A)

Apartment Home Breakout

Portfolio Overview as of Quarter Ended

September 30, 2025

(Unaudited) (1)

				Unconsolidated		Revenue Per
			Total	Joint Venture	Total	Occupied
	Same-Store	Non-Mature	Consolidated	Operating	Homes	Home
	Homes	Homes (2)	Homes	Homes (3)	(incl. JV) (3)	(Incl. JV at Share)(4)
West Region
Orange County, CA	4,305	-	4,305	701	5,006	$3,194
San Francisco, CA	3,317	-	3,317	602	3,919	3,723
Seattle, WA	2,702	-	2,702	284	2,986	2,978
Monterey Peninsula, CA	1,567	-	1,567	-	1,567	2,402
Los Angeles, CA	1,225	-	1,225	340	1,565	3,510
	13,116	-	13,116	1,927	15,043

Mid-Atlantic Region
Metropolitan DC	9,119	-	9,119	360	9,479	2,512
Baltimore, MD	2,219	-	2,219	-	2,219	2,025
Richmond, VA	1,359	-	1,359	-	1,359	1,966
	12,697	-	12,697	360	13,057

Northeast Region
Boston, MA	4,667	-	4,667	876	5,543	3,350
New York, NY	1,945	-	1,945	710	2,655	5,339
Philadelphia, PA	1,172	478	1,650	290	1,940	2,720
	7,784	478	8,262	1,876	10,138

Southeast Region
Tampa, FL	3,877	330	4,207	-	4,207	2,227
Orlando, FL	3,493	-	3,493	-	3,493	1,925
Nashville, TN	2,261	-	2,261	-	2,261	1,739
	9,631	330	9,961	-	9,961

Southwest Region
Dallas, TX	7,364	85	7,449	-	7,449	1,805
Austin, TX	1,880	-	1,880	-	1,880	1,787
	9,244	85	9,329	-	9,329

Other Markets (5)	2,443	-	2,443	264	2,707	2,562

Totals	54,915	893	55,808	4,427	60,235	$2,649

Communities (6)	165	3	168	18	186

		Homes	Communities
Total completed homes		60,235	186
Under Development (7)		300	1

Total Quarter-end homes and communities		60,535	187

(1)	See Attachment 14 for definitions and other terms.
(2)	Represents homes included in Stabilized, Non-Mature, Acquired, Development, Redevelopment and Non-Residential/Other Communities categories on Attachment 5. Excludes development homes not yet completed and Sold and Held for Disposition Communities.
(3)	Represents joint venture operating homes at 100 percent. Excludes joint venture held for disposition communities. See Attachment 10 for UDR's joint venture and partnership ownership interests.
(4)	Represents joint ventures at UDR's ownership interests. Excludes joint venture held for disposition communities. See Attachment 10 for UDR's joint venture and partnership ownership interests.
(5)	Other Markets include Denver (510 homes), Palm Beach (636 homes), Inland Empire (658 homes), San Diego (163 wholly owned, 264 JV homes) and Portland (476 homes).
(6)	Represents communities where 100 percent of all development homes have been completed.
(7)	See Attachment 9 for UDR’s developments and ownership interests.

Attachment 7(B)

Non-Mature Home Summary and Net Operating Income by Market

September 30, 2025

(Unaudited) (1)

Non-Mature Home Breakout - By Date

				Estimated
Community	Category	# of Homes	Market	Same-Store Quarter (2)

Villas at Fiori	Stabilized, Non-Mature	85	Dallas, TX	2Q26

101 N. Meridian	Stabilized, Non-Mature	330	Tampa, FL	3Q26

Broadridge	Acquired	478	Philadelphia, PA	1Q27

Total		893

Net Operating Income Breakout By Market

	As a % of NOI			As a % of NOI
Region	Same-Store	Total	Region	Same-Store	Total
West Region			Southeast Region
Orange County, CA	10.9%	10.8%	Tampa, FL	5.6%	5.9%
San Francisco, CA	8.6%	9.0%	Orlando, FL	4.8%	4.4%
Seattle, WA	6.1%	6.3%	Nashville, TN	2.8%	2.5%
Monterey Peninsula, CA	2.9%	2.7%		13.2%	12.8%
Los Angeles, CA	2.9%	3.1%	Southwest Region
	31.4%	31.9%	Dallas, TX	8.3%	7.9%
Mid-Atlantic Region			Austin, TX	2.0%	1.8%
Metropolitan DC	15.9%	15.0%		10.3%	9.7%
Baltimore, MD	3.0%	2.8%
Richmond, VA	2.1%	1.9%	Other Markets (3)	4.6%	4.6%
	21.0%	19.7%
Northeast Region
Boston, MA	11.6%	11.6%
New York, NY	5.9%	6.8%
Philadelphia, PA	2.0%	2.9%
	19.5%	21.3%	Total	100.0%	100.0%

(1)	See Attachment 14 for definitions and other terms.
(2)	Estimated Same-Store quarter represents the quarter UDR anticipates contributing the community to the QTD same-store pool.
(3)	See Attachment 7(A), footnote 5 for details regarding location of the Other Markets.

Attachment 8(A)

Same-Store Operating Information By Major Market

Current Quarter vs. Prior Year Quarter

September 30, 2025

(Unaudited) (1)

		% of Same-	Same-Store
	Total	Store Portfolio
	Same-Store	Based on	Physical Occupancy			Total Revenue per Occupied Home
	Homes	3Q 2025 NOI	3Q 25	3Q 24	Change	3Q 25	3Q 24	Change

West Region
Orange County, CA	4,305	10.9%	96.6%	96.4%	0.2%	$3,197	$3,122	2.4%
San Francisco, CA	3,317	8.6%	97.6%	96.1%	1.5%	3,615	3,493	3.5%
Seattle, WA	2,702	6.1%	96.1%	96.3%	-0.2%	2,989	2,920	2.4%
Monterey Peninsula, CA	1,567	2.9%	96.7%	95.9%	0.8%	2,402	2,434	-1.3%
Los Angeles, CA	1,225	2.9%	96.3%	95.9%	0.4%	3,330	3,259	2.2%
	13,116	31.4%	96.7%	96.2%	0.5%	3,178	3,105	2.4%

Mid-Atlantic Region
Metropolitan DC	9,119	15.9%	96.8%	96.7%	0.1%	2,518	2,426	3.8%
Baltimore, MD	2,219	3.0%	96.2%	95.2%	1.0%	2,025	1,971	2.7%
Richmond, VA	1,359	2.1%	96.3%	96.7%	-0.4%	1,966	1,884	4.4%
	12,697	21.0%	96.7%	96.4%	0.3%	2,373	2,289	3.7%

Northeast Region
Boston, MA	4,667	11.6%	96.4%	96.2%	0.2%	3,395	3,263	4.0%
New York, NY	1,945	5.9%	97.8%	97.0%	0.8%	5,264	5,097	3.3%
Philadelphia, PA	1,172	2.0%	97.0%	96.5%	0.5%	2,591	2,560	1.2%
	7,784	19.5%	96.8%	96.4%	0.4%	3,746	3,622	3.4%

Southeast Region
Tampa, FL	3,877	5.6%	96.3%	95.8%	0.5%	2,164	2,153	0.5%
Orlando, FL	3,493	4.8%	96.4%	95.9%	0.5%	1,925	1,914	0.6%
Nashville, TN	2,261	2.8%	95.9%	96.0%	-0.1%	1,739	1,758	-1.1%
	9,631	13.2%	96.2%	95.9%	0.3%	1,978	1,973	0.2%

Southwest Region
Dallas, TX	7,364	8.3%	96.9%	96.3%	0.6%	1,789	1,782	0.4%
Austin, TX	1,880	2.0%	97.0%	96.8%	0.2%	1,787	1,863	-4.1%
	9,244	10.3%	96.9%	96.4%	0.5%	1,789	1,799	-0.6%

Other Markets	2,443	4.6%	96.2%	96.6%	-0.4%	2,637	2,598	1.5%

Total/Weighted Avg.	54,915	100.0%	96.6%	96.3%	0.3%	$2,605	$2,549	2.2%

(1)	See Attachment 14 for definitions and other terms.

Attachment 8(B)

Same-Store Operating Information By Major Market

Current Quarter vs. Prior Year Quarter

September 30, 2025

(Unaudited) (1)

		Same-Store ($000s)

	Total
	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	3Q 25	3Q 24	Change	3Q 25	3Q 24	Change	3Q 25	3Q 24	Change

West Region
Orange County, CA	4,305	$39,895	$38,865	2.6%	$9,127	$8,165	11.8%	$30,768	$30,700	0.2%
San Francisco, CA	3,317	35,096	33,387	5.1%	10,646	10,499	1.4%	24,450	22,888	6.8%
Seattle, WA	2,702	23,286	22,791	2.2%	6,155	6,484	-5.1%	17,131	16,307	5.1%
Monterey Peninsula, CA	1,567	10,923	10,972	-0.4%	2,662	2,499	6.5%	8,261	8,473	-2.5%
Los Angeles, CA	1,225	11,783	11,485	2.6%	3,673	3,274	12.2%	8,110	8,211	-1.2%
	13,116	120,983	117,500	3.0%	32,263	30,921	4.3%	88,720	86,579	2.5%

Mid-Atlantic Region
Metropolitan DC	9,119	66,705	64,168	4.0%	21,769	20,949	3.9%	44,936	43,219	4.0%
Baltimore, MD	2,219	12,967	12,511	3.6%	4,465	4,223	5.7%	8,502	8,288	2.6%
Richmond, VA	1,359	7,719	7,427	3.9%	1,816	1,810	0.3%	5,903	5,617	5.1%
	12,697	87,391	84,106	3.9%	28,050	26,982	4.0%	59,341	57,124	3.9%

Northeast Region
Boston, MA	4,667	45,802	43,950	4.2%	13,041	12,944	0.7%	32,761	31,006	5.7%
New York, NY	1,945	30,045	28,857	4.1%	13,290	13,277	0.1%	16,755	15,580	7.5%
Philadelphia, PA	1,172	8,836	8,691	1.7%	3,102	2,917	6.3%	5,734	5,774	-0.7%
	7,784	84,683	81,498	3.9%	29,433	29,138	1.0%	55,250	52,360	5.5%

Southeast Region
Tampa, FL	3,877	24,234	23,985	1.0%	8,504	8,556	-0.6%	15,730	15,429	1.9%
Orlando, FL	3,493	19,444	19,239	1.1%	5,848	5,622	4.0%	13,596	13,617	-0.2%
Nashville, TN	2,261	11,310	11,449	-1.2%	3,439	3,236	6.3%	7,871	8,213	-4.2%
	9,631	54,988	54,673	0.6%	17,791	17,414	2.2%	37,197	37,259	-0.2%

Southwest Region
Dallas, TX	7,364	38,235	37,902	0.9%	14,734	13,937	5.7%	23,501	23,965	-1.9%
Austin, TX	1,880	9,783	10,169	-3.8%	4,091	4,077	0.3%	5,692	6,092	-6.6%
	9,244	48,018	48,071	-0.1%	18,825	18,014	4.5%	29,193	30,057	-2.9%

Other Markets	2,443	18,594	18,393	1.1%	5,462	5,402	1.2%	13,132	12,991	1.1%

Total	54,915	$414,657	$404,241	2.6%	$131,824	$127,871	3.1%	$282,833	$276,370	2.3%

(1)	See Attachment 14 for definitions and other terms.

Attachment 8(C)

Same-Store Operating Information By Major Market

Current Quarter vs. Last Quarter

September 30, 2025

(Unaudited) (1)

		Same-Store
	Total
	Same-Store	Physical Occupancy			Total Revenue per Occupied Home
	Homes	3Q 25	2Q 25	Change	3Q 25	2Q 25	Change

West Region
Orange County, CA	4,305	96.6%	97.0%	-0.4%	$3,197	$3,166	1.0%
San Francisco, CA	3,317	97.6%	97.5%	0.1%	3,615	3,545	2.0%
Seattle, WA	2,702	96.1%	96.8%	-0.7%	2,989	2,956	1.1%
Monterey Peninsula, CA	1,567	96.7%	96.3%	0.4%	2,402	2,377	1.1%
Los Angeles, CA	1,225	96.3%	96.0%	0.3%	3,330	3,250	2.5%
	13,116	96.7%	96.9%	-0.2%	3,178	3,133	1.4%

Mid-Atlantic Region
Metropolitan DC	9,119	96.8%	97.0%	-0.2%	2,518	2,482	1.5%
Baltimore, MD	2,219	96.2%	96.7%	-0.5%	2,025	2,010	0.7%
Richmond, VA	1,359	96.3%	96.9%	-0.6%	1,966	1,939	1.4%
	12,697	96.7%	97.0%	-0.3%	2,373	2,339	1.6%

Northeast Region
Boston, MA	4,667	96.4%	96.9%	-0.5%	3,395	3,321	2.2%
New York, NY	1,945	97.8%	97.9%	-0.1%	5,264	5,116	2.9%
Philadelphia, PA	1,172	97.0%	97.0%	0.0%	2,591	2,551	1.6%
	7,784	96.8%	97.2%	-0.4%	3,746	3,657	2.4%

Southeast Region
Tampa, FL	3,877	96.3%	96.6%	-0.3%	2,164	2,165	0.0%
Orlando, FL	3,493	96.4%	96.3%	0.1%	1,925	1,922	0.2%
Nashville, TN	2,261	95.9%	96.2%	-0.3%	1,739	1,740	-0.1%
	9,631	96.2%	96.4%	-0.2%	1,978	1,977	0.1%

Southwest Region
Dallas, TX	7,364	96.9%	97.0%	-0.1%	1,789	1,779	0.6%
Austin, TX	1,880	97.0%	97.2%	-0.2%	1,787	1,805	-1.0%
	9,244	96.9%	97.0%	-0.1%	1,789	1,784	0.2%

Other Markets	2,443	96.2%	96.4%	-0.2%	2,637	2,621	0.6%

Total/Weighted Avg.	54,915	96.6%	96.9%	-0.3%	$2,605	$2,572	1.3%

(1)	See Attachment 14 for definitions and other terms.

Attachment 8(D)

Same-Store Operating Information By Major Market

Current Quarter vs. Last Quarter

September 30, 2025

(Unaudited) (1)

		Same-Store ($000s)
	Total
	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	3Q 25	2Q 25	Change	3Q 25	2Q 25	Change	3Q 25	2Q 25	Change

West Region
Orange County, CA	4,305	$39,895	$39,659	0.6%	$9,127	$8,743	4.4%	$30,768	$30,916	-0.5%
San Francisco, CA	3,317	35,096	34,392	2.0%	10,646	9,268	14.9%	24,450	25,124	-2.7%
Seattle, WA	2,702	23,286	23,198	0.4%	6,155	5,987	2.8%	17,131	17,211	-0.5%
Monterey Peninsula, CA	1,567	10,923	10,761	1.5%	2,662	2,815	-5.4%	8,261	7,946	4.0%
Los Angeles, CA	1,225	11,783	11,465	2.8%	3,673	3,607	1.8%	8,110	7,858	3.2%
	13,116	120,983	119,475	1.3%	32,263	30,420	6.1%	88,720	89,055	-0.4%

Mid-Atlantic Region
Metropolitan DC	9,119	66,705	65,861	1.3%	21,769	20,700	5.2%	44,936	45,161	-0.5%
Baltimore, MD	2,219	12,967	12,939	0.2%	4,465	4,451	0.3%	8,502	8,488	0.2%
Richmond, VA	1,359	7,719	7,661	0.8%	1,816	1,769	2.7%	5,903	5,892	0.2%
	12,697	87,391	86,461	1.1%	28,050	26,920	4.2%	59,341	59,541	-0.3%

Northeast Region
Boston, MA	4,667	45,802	45,050	1.7%	13,041	13,092	-0.4%	32,761	31,958	2.5%
New York, NY	1,945	30,045	29,226	2.8%	13,290	13,103	1.4%	16,755	16,123	3.9%
Philadelphia, PA	1,172	8,836	8,699	1.6%	3,102	2,847	8.9%	5,734	5,852	-2.0%
	7,784	84,683	82,975	2.1%	29,433	29,042	1.3%	55,250	53,933	2.4%

Southeast Region
Tampa, FL	3,877	24,234	24,328	-0.4%	8,504	8,234	3.3%	15,730	16,094	-2.3%
Orlando, FL	3,493	19,444	19,397	0.2%	5,848	6,170	-5.2%	13,596	13,227	2.8%
Nashville, TN	2,261	11,310	11,352	-0.4%	3,439	3,235	6.3%	7,871	8,117	-3.0%
	9,631	54,988	55,077	-0.2%	17,791	17,639	0.9%	37,197	37,438	-0.6%

Southwest Region
Dallas, TX	7,364	38,235	38,114	0.3%	14,734	13,758	7.1%	23,501	24,356	-3.5%
Austin, TX	1,880	9,783	9,895	-1.1%	4,091	4,171	-1.9%	5,692	5,724	-0.6%
	9,244	48,018	48,009	0.0%	18,825	17,929	5.0%	29,193	30,080	-2.9%

Other Markets	2,443	18,594	18,521	0.4%	5,462	5,213	4.8%	13,132	13,308	-1.3%

Total	54,915	$414,657	$410,518	1.0%	$131,824	$127,163	3.7%	$282,833	$283,355	-0.2%

(1)	See Attachment 14 for definitions and other terms.

Attachment 8(E)

Same-Store Operating Information By Major Market

Current Year-to-Date vs. Prior Year-to-Date

September 30, 2025

(Unaudited) (1)

		% of Same-
	Total	Store Portfolio	Same-Store
	Same-Store	Based on	Physical Occupancy			Total Revenue per Occupied Home
	Homes	YTD 2025 NOI	YTD 25	YTD 24	Change	YTD 25	YTD 24	Change

West Region
Orange County, CA	4,305	11.0%	97.0%	96.7%	0.3%	$3,163	$3,087	2.5%
San Francisco, CA	3,144	8.4%	97.4%	96.5%	0.9%	3,623	3,500	3.5%
Seattle, WA	2,702	6.2%	96.9%	97.0%	-0.1%	2,956	2,865	3.2%
Monterey Peninsula, CA	1,567	2.8%	96.3%	95.8%	0.5%	2,381	2,398	-0.7%
Los Angeles, CA	1,225	2.9%	96.5%	96.3%	0.2%	3,282	3,204	2.4%
	12,943	31.3%	96.9%	96.6%	0.3%	3,149	3,069	2.6%

Mid-Atlantic Region
Metropolitan DC	8,819	15.6%	97.3%	97.2%	0.1%	2,477	2,373	4.4%
Baltimore, MD	2,219	3.1%	96.7%	95.9%	0.8%	2,011	1,941	3.6%
Richmond, VA	1,359	2.1%	96.7%	96.8%	-0.1%	1,941	1,867	4.0%
	12,397	20.8%	97.1%	96.9%	0.2%	2,335	2,241	4.2%

Northeast Region
Boston, MA	4,667	11.4%	96.8%	96.7%	0.1%	3,337	3,207	4.1%
New York, NY	1,945	5.8%	97.9%	97.5%	0.4%	5,139	4,962	3.6%
Philadelphia, PA	1,172	2.1%	97.0%	96.7%	0.3%	2,554	2,555	0.0%
	7,784	19.3%	97.1%	96.9%	0.2%	3,673	3,550	3.5%

Southeast Region
Tampa, FL	3,877	5.7%	96.7%	96.4%	0.3%	2,158	2,144	0.7%
Orlando, FL	3,493	4.8%	96.5%	96.5%	0.0%	1,920	1,920	0.0%
Nashville, TN	2,261	2.9%	96.2%	96.4%	-0.2%	1,742	1,754	-0.7%
	9,631	13.4%	96.5%	96.4%	0.1%	1,974	1,971	0.2%

Southwest Region
Dallas, TX	7,364	8.6%	97.0%	96.5%	0.5%	1,778	1,785	-0.4%
Austin, TX	1,880	1.9%	97.3%	96.7%	0.6%	1,800	1,853	-2.9%
	9,244	10.5%	97.1%	96.5%	0.6%	1,782	1,799	-0.9%

Other Markets	2,443	4.7%	96.3%	96.8%	-0.5%	2,619	2,573	1.8%

Total/Weighted Avg.	54,442	100.0%	96.9%	96.7%	0.2%	$2,576	$2,518	2.3%

(1)	See Attachment 14 for definitions and other terms.

Attachment 8(F)

Same-Store Operating Information By Major Market

Current Year-to-Date vs. Prior Year-to-Date

September 30, 2025

(Unaudited) (1)

		Same-Store ($000s)
	Total
	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	YTD 25	YTD 24	Change	YTD 25	YTD 24	Change	YTD 25	YTD 24	Change

West Region
Orange County, CA	4,305	$118,845	$115,654	2.8%	$27,065	$24,835	9.0%	$91,780	$90,819	1.1%
San Francisco, CA	3,144	99,896	95,561	4.5%	29,730	29,220	1.7%	70,166	66,341	5.8%
Seattle, WA	2,702	69,635	67,591	3.0%	18,024	18,916	-4.7%	51,611	48,675	6.0%
Monterey Peninsula, CA	1,567	32,358	32,394	-0.1%	8,140	7,420	9.7%	24,218	24,974	-3.0%
Los Angeles, CA	1,225	34,932	34,015	2.7%	10,689	9,533	12.1%	24,243	24,482	-1.0%
	12,943	355,666	345,215	3.0%	93,648	89,924	4.1%	262,018	255,291	2.6%

Mid-Atlantic Region
Metropolitan DC	8,819	191,213	183,045	4.5%	60,740	58,521	3.8%	130,473	124,524	4.8%
Baltimore, MD	2,219	38,838	37,228	4.3%	13,247	12,524	5.8%	25,591	24,704	3.6%
Richmond, VA	1,359	22,952	22,110	3.8%	5,547	5,588	-0.7%	17,405	16,522	5.3%
	12,397	253,003	242,383	4.4%	79,534	76,633	3.8%	173,469	165,750	4.7%

Northeast Region
Boston, MA	4,667	135,707	130,242	4.2%	39,670	38,309	3.6%	96,037	91,933	4.5%
New York, NY	1,945	88,067	84,726	3.9%	39,678	38,679	2.6%	48,389	46,047	5.1%
Philadelphia, PA	1,172	26,138	26,052	0.3%	8,924	8,616	3.6%	17,214	17,436	-1.3%
	7,784	249,912	241,020	3.7%	88,272	85,604	3.1%	161,640	155,416	4.0%

Southeast Region
Tampa, FL	3,877	72,811	72,120	1.0%	24,939	24,759	0.7%	47,872	47,361	1.1%
Orlando, FL	3,493	58,265	58,239	0.0%	18,079	18,032	0.3%	40,186	40,207	-0.1%
Nashville, TN	2,261	34,107	34,416	-0.9%	10,012	9,732	2.9%	24,095	24,684	-2.4%
	9,631	165,183	164,775	0.2%	53,030	52,523	1.0%	112,153	112,252	-0.1%

Southwest Region
Dallas, TX	7,364	114,374	114,181	0.2%	42,620	42,583	0.1%	71,754	71,598	0.2%
Austin, TX	1,880	29,615	30,318	-2.3%	12,480	12,288	1.6%	17,135	18,030	-5.0%
	9,244	143,989	144,499	-0.4%	55,100	54,871	0.4%	88,889	89,628	-0.8%

Other Markets	2,443	55,427	54,788	1.2%	15,871	15,791	0.5%	39,556	38,997	1.4%

Total	54,442	$1,223,180	$1,192,680	2.6%	$385,455	$375,346	2.7%	$837,725	$817,334	2.5%

(1)	See Attachment 14 for definitions and other terms.

Attachment 8(G)

Same-Store Operating Information By Major Market

September 30, 2025

(Unaudited) (1)

	Effective Blended Lease Rate Growth	Effective New Lease Rate Growth	Effective Renewal Lease Rate Growth	Annualized Turnover
	3Q 2025	3Q 2025	3Q 2025	3Q 2025	3Q 2024	YTD 2025	YTD 2024

West Region	3.0%	2.3%	3.4%	45.2%	49.5%	38.4%	42.5%

Mid-Atlantic Region	1.3%	-3.4%	4.4%	52.2%	56.9%	40.9%	44.1%

Northeast Region	2.9%	0.7%	4.4%	52.6%	54.6%	40.7%	42.4%

Southeast Region	-1.8%	-6.4%	2.0%	56.7%	59.0%	46.8%	50.6%

Southwest Region	-4.0%	-10.3%	1.2%	56.0%	57.6%	43.8%	47.8%

Other Markets	-2.2%	-6.3%	1.0%	48.6%	49.2%	42.9%	43.1%

Total/Weighted Avg.	0.8%	-2.6%	3.3%	51.4%	54.2%	41.6%	44.8%

(1)	See Attachment 14 for definitions and other terms.

Attachment 9

Development and Land Summary

September 30, 2025

(Dollars in Thousands)

(Unaudited) (1)

Wholly-Owned
								Schedule		Percentage
		# of	Compl.	Cost to	Budgeted	Est. Cost		Initial
Community	Location	Homes	Homes	Date	Cost	per Home	Start	Occ.	Compl.	Leased	Occupied

Projects Under Construction

3099 Iowa	Riverside, CA	300	-	$52,749	$133,600	$445	1Q25	1Q27	2Q27	N/A	N/A

Total Under Construction		300	-	$52,749	$133,600	$445

Total - Wholly Owned		300	-	$52,749	$133,600	$445

NOI From Wholly-Owned Projects		3Q 25

Projects Under Construction		$-
Total		$-

Land Summary	Location	UDR Ownership Interest		Real Estate Cost Basis

Total Land (7 parcels)	Various	100%		$233,350

(1)	See Attachment 14 for definitions and other terms.

Attachment 10

Unconsolidated and Debt and Preferred Equity Program Summary

September 30, 2025

(Dollars in Thousands)

(Unaudited) (1)

Unconsolidated Joint Ventures and Partnerships

				Physical	Total Rev. per	Net Operating Income
	Own.	# of	# of	Occupancy	Occ. Home	UDR's Share
Portfolio Characteristics	Interest	Comm.	Homes	3Q 25	3Q 25	3Q 25	YTD 25

UDR / MetLife	50%	13	2,837	96.3%	$4,397	$11,767	$33,729
UDR / LaSalle	51%	5	1,590	96.1%	2,759	4,544	13,601

Total		18	4,427	96.2%	$3,803	$16,311	$47,330

	Gross Book Value			Weighted
	of JV Real	Total Project	UDR's Equity	Avg. Debt	Debt
Balance Sheet Characteristics	Estate Assets (2)	Debt (2)	Investment	Interest Rate	Maturities

UDR / MetLife	$1,751,046	$845,000	$201,857	3.92%	2027-2031
UDR / LaSalle	625,034	45,336	258,381	5.86%	2028

Total	$2,376,080	$890,336	$460,238	4.02%

Debt and Preferred Equity Program (3)(4)

				Contractual	Weighted Avg.
		UDR Investment		Return	Years to
Investment Classifications	# of Commitments	Commitment	Balance	Rate	Maturity

Non-Stabilized Communities - Preferred Equity	2	$46,496	$58,849	11.2%	1.2
Non-Stabilized Communities - Loans	2	84,123	108,538	11.0%	1.2
Stabilized Communities - Preferred Equity (5)	10	339,641	353,705	9.3%	2.9

Total Debt and Preferred Equity Program	14	$470,260	$521,092	9.8%	2.5

	3Q 25

Income/(loss) from investments (6)	$13,905

					Income/(Loss)
		UDR Investment (8)			from Investments
Other Unconsolidated Investments (7)		Commitment	Funded	Balance	3Q 25 (9)

Total Real Estate Technology and Sustainability Investments		$169,000	$129,507	$137,208	$3,429

(1)	See Attachment 14 for definitions and other terms.
(2)	Joint ventures and partnerships represented at 100%. Debt balances are presented net of deferred financing costs.
(3)	UDR's investments are reflected as investment in and advances to unconsolidated joint ventures or notes receivable, net on the Consolidated Balance Sheets and income/(loss) from unconsolidated entities or interest and other income/(expense), net on the Consolidated Statements of Operations in accordance with GAAP.
(4)	Investment commitment represents maximum loan principal or equity investment and therefore excludes accrued return. Investment balance includes amounts funded plus accrued and unpaid return prior to the period end as well as any non-cash impairment losses or loan reserves.
(5)	During the quarter, UDR received full repayment of its approximately $32.2 million preferred equity investment, inclusive of accrued return, in a stabilized community located in the Los Angeles, CA market, upon the sale of the community to a third-party investor.
(6)	There is no difference in Income/(loss) from investments when excluding UDR's share of recorded real estate depreciation and amortization on debt and preferred equity investments for the three months ended September 30, 2025.
(7)	Other unconsolidated investments represent UDR’s investments in nine real estate technology and climate technology funds.
(8)	Investment commitment represents maximum equity contractually required to be funded, and therefore excludes realized/unrealized gain/(loss). Investment funded represents cash funded towards the investment commitment. Investment balance includes amounts funded plus undistributed realized/unrealized gain/(loss), less $31.3 million of cash and stock distributed prior to the period end.
(9)	Income/(loss) from investments is deducted/added back to FFOA.

Attachment 11

Acquisitions, Dispositions, and Debt and Preferred Equity Program Summary

September 30, 2025

(Dollars in Thousands)

(Unaudited) (1)

Dispositions - Wholly-Owned				Post
			Prior	Transaction
			Ownership	Ownership			# of	Price per
Date of Sale	Community	Location	Interest	Interest	Price (2)	Debt (2)	Homes	Home

Jan-25	One William (3)	Englewood, NJ	100%	0%	$84,000	$-	185	$454
Jan-25	Leonard Pointe (4)	Brooklyn, NY	100%	0%	127,500	-	188	678

					$211,500	$-	373	$567

Acquisitions - Wholly-Owned

May-25	Broadridge	Philadelphia, PA	N/A	100%	$182,500	$-	478	$382

					$182,500	$-	478	$382

Investments - Debt and Preferred Equity Program				Post
			Prior	Transaction	UDR	Contractual
			Ownership	Ownership	Investment	Return
Date of Investment	Investment Classification	Market	Interest	Interest	Commitment	Rate

Apr-25	Stabilized Community	San Francisco, CA	N/A	N/A	$13,000	12.0%
Jul-25	Stabilized Community	Orlando, FL	N/A	N/A	23,800	11.25%
Aug-25	Stabilized Community	Orange County, CA	N/A	N/A	35,750	10.0%
					$72,550	10.8%

Redemptions - Debt and Preferred Equity Program
			UDR	Proceeds	Proceeds
			Investment	Received at	Received
Date of Redemption	Investment Classification	Market	Commitment	Redemption	Life to Date

Jun-25	Stabilized Community	New York, NY	$40,000	$54,760	$72,257
Sep-25	Stabilized Community	Los Angeles, CA	20,059	32,155	32,155
			$60,059	$86,915	$104,412

(1)	See Attachment 14 for definitions and other terms.
(2)	Price represents 100% of the asset. Debt represents 100% of the asset's indebtedness, and excludes deferred financing costs.
(3)	UDR recorded a gain on sale of approximately $24.4 million during the nine months ended September 30, 2025, which is included in gain/(loss) on sale of real estate owned.
(4)	UDR recorded a gain on sale of approximately $23.5 million during the nine months ended September 30, 2025, which is included in gain/(loss) on sale of real estate owned.

Attachment 12

Capital Expenditure and Repair and Maintenance Summary

September 30, 2025

(In thousands, except Cost per Home)

(Unaudited) (1)

	Three Months		Nine Months
	Ended	Cost	Ended	Cost
Capital Expenditures for Consolidated Homes (2)	September 30, 2025	per Home	September 30, 2025	per Home

Average number of homes (3)	55,330		55,326

Total Recurring Cap Ex	$29,503	$533	$74,543	$1,347

NOI Enhancing Cap Ex	24,633	445	59,836	1,082

Total Recurring and NOI Enhancing Cap Ex	$54,136	$978	$134,379	$2,429

	Three Months		Nine Months
	Ended	Cost	Ended	Cost
Repair and Maintenance for Consolidated Homes (Expensed)	September 30, 2025	per Home	September 30, 2025	per Home

Average number of homes (3)	55,330		55,326

Total Repair and Maintenance	$27,799	$502	$79,057	$1,429

(1)	See Attachment 14 for definitions and other terms.
(2)	Excludes redevelopment capital and initial capital expenditures on acquisitions.
(3)	Average number of homes is calculated based on the number of homes owned at the end of each month.

Attachment 13

4Q 2025 and Full-Year 2025 Guidance

September 30, 2025

(Unaudited) (1)

				Full-Year 2025 Guidance
				Change from
Net Income, FFO and FFO as Adjusted per Share and Unit Guidance	4Q 2025	Full-Year 2025	Prior Guidance	Prior Midpoint

Income/(loss) per weighted average common share, diluted	$0.13 to $0.15	$0.57 to $0.59	$0.53 to $0.59	$0.02
FFO per common share and unit, diluted	$0.63 to $0.65	$2.44 to $2.46	$2.42 to $2.48	-
FFO as Adjusted per common share and unit, diluted	$0.63 to $0.65	$2.53 to $2.55	$2.49 to $2.55	$0.02
Weighted average number of common shares, OP/DownREIT Units, and common stock equivalents outstanding, diluted (in millions)	357.6	357.0	358.0	(1.0)
Annualized dividend per share and unit		$1.72	$1.72	-

				Change from
Same-Store Guidance (Straight-line basis)		Full-Year 2025	Prior Guidance	Prior Midpoint

Revenue growth / (decline)		2.20% to 2.60%	1.75% to 3.25%	(0.10%)
Expense growth		2.40% to 3.10%	2.50% to 3.50%	(0.25%)
NOI growth / (decline)		2.00% to 2.50%	1.50% to 3.00%	-

				Change from
Investment Guidance ($ in millions)		Full-Year 2025	Prior Guidance	Prior Midpoint

Dispositions - Consolidated and Joint Venture (at share)		$325 to $625	$215 to $415	$160
Acquisitions - Consolidated and Joint Venture (at share)		$150 to $350	$0 to $200	$150
Capital Expenditures - Recurring, NOI Enhancing, and Redevelopment		$235 to $245	$220 to $260	-

				Change from
Corporate Expense Guidance ($ in millions)		Full-Year 2025	Prior Guidance	Prior Midpoint

Consolidated interest expense, net of capitalized interest and adjustments for FFO as Adjusted		$194 to $196	$190 to $195	$2.5
General and administrative		$73 to $75	$72 to $80	($2)

(1)	See Attachment 14 for definitions and other terms.

Attachment 14(A)

Definitions and Reconciliations

September 30, 2025

(Unaudited)

Acquired Communities: The Company defines Acquired Communities as those communities acquired by the Company, other than development and redevelopment activity, that did not achieve stabilization as of the most recent quarter.

Adjusted Funds from Operations ("AFFO") attributable to common stockholders and unitholders: The Company defines AFFO as FFO as Adjusted attributable to common stockholders and unitholders less recurring capital expenditures on consolidated communities that are necessary to help preserve the value of and maintain functionality at our communities.

Management considers AFFO a useful supplemental performance metric for investors as it is more indicative of the Company's operational performance than FFO or FFO as Adjusted. AFFO is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance. The Company believes that net income/(loss) attributable to common stockholders is the most directly comparable GAAP financial measure to AFFO. Management believes that AFFO is a widely recognized measure of the operations of REITs, and presenting AFFO enables investors to assess our performance in comparison to other REITs. However, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not always be comparable to AFFO calculated by other REITs. AFFO should not be considered as an alternative to net income/(loss) (determined in accordance with GAAP) as an indication of financial performance, or as an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions. A reconciliation from net income/(loss) attributable to common stockholders to AFFO is provided on Attachment 2.

Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items: The Company defines Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items as Consolidated Interest Coverage Ratio - adjusted for non-recurring items divided by total consolidated interest, excluding the impact of costs associated with debt extinguishment, plus preferred dividends.

Management considers Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lenders with a widely-used measure of the Company’s ability to service its consolidated debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Consolidated Interest Coverage Ratio - adjusted for non-recurring items: The Company defines Consolidated Interest Coverage Ratio - adjusted for non-recurring items as Consolidated EBITDAre – adjusted for non-recurring items divided by total consolidated interest, excluding the impact of costs associated with debt extinguishment.

Management considers Consolidated Interest Coverage Ratio - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lenders with a widely-used measure of the Company’s ability to service its consolidated debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise Consolidated Interest Coverage Ratio - adjusted for non-recurring items is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items: The Company defines Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items as total consolidated debt net of cash and cash equivalents divided by annualized Consolidated EBITDAre - adjusted for non-recurring items. Consolidated EBITDAre - adjusted for non-recurring items is defined as EBITDAre excluding the impact of income/(loss) from unconsolidated entities, adjustments to reflect the Company’s share of EBITDAre of unconsolidated joint ventures and other non-recurring items including, but not limited to casualty-related charges/(recoveries), net of wholly owned communities.

Management considers Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lenders with a widely-used measure of the Company’s ability to service its consolidated debt obligations as well as compare leverage against that of its peer REITs. A reconciliation between net income/(loss) and Consolidated EBITDAre - adjusted for non-recurring items is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Contractual Return Rate: The Company defines Contractual Return Rate as the rate of return or interest rate that the Company is entitled to receive on a preferred equity investment or loan, as specified in the applicable agreement.

Controllable Expenses: The Company refers to property operating and maintenance expenses as Controllable Expenses.

Development Communities: The Company defines Development Communities as those communities recently developed or under development by the Company, that are currently majority owned by the Company and have not achieved stabilization as of the most recent quarter.

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre): The Company defines EBITDAre as net income/(loss) (computed in accordance with GAAP), plus interest expense, including costs associated with debt extinguishment, plus real estate depreciation and amortization, plus other depreciation and amortization, plus (minus) income tax provision/(benefit), (minus) plus net gain/(loss) on the sale of depreciable real estate owned, plus impairment write-downs of depreciable real estate, plus the adjustments to reflect the Company’s share of EBITDAre of unconsolidated joint ventures. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or Nareit, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the Nareit definition, or that interpret the Nareit definition differently than the Company does. The White Paper on EBITDAre was approved by the Board of Governors of Nareit in September 2017.

Management considers EBITDAre a useful metric for investors as it provides an additional indicator of the Company’s ability to incur and service debt, and enables investors to assess our performance against that of its peer REITs. EBITDAre should be considered along with, but not as an alternative to, net income and cash flow as a measure of the Company’s activities in accordance with GAAP. EBITDAre does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of funds available to fund our cash needs. A reconciliation between net income/(loss) and EBITDAre is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Effective Blended Lease Rate Growth: The Company defines Effective Blended Lease Rate Growth as the combined proportional growth as a result of Effective New Lease Rate Growth and Effective Renewal Lease Rate Growth. Management considers Effective Blended Lease Rate Growth a useful metric for investors as it assesses combined proportional market-level, new and in-place demand trends.

Effective New Lease Rate Growth: The Company defines Effective New Lease Rate Growth as the increase/(decrease) in gross potential rent realized less concessions on a straight-line basis for the new lease term (current effective rent) versus prior resident effective rent for the prior lease term on new leases commenced during the current quarter. Management considers Effective New Lease Rate Growth a useful metric for investors as it assesses market-level new demand trends.

Effective Renewal Lease Rate Growth: The Company defines Effective Renewal Lease Rate Growth as the increase/(decrease) in gross potential rent realized less concessions on a straight-line basis for the new lease term (current effective rent) versus prior effective rent for the prior lease term on renewed leases commenced during the current quarter. Management considers Effective Renewal Lease Rate Growth a useful metric for investors as it assesses market-level, in-place demand trends.

Estimated Quarter of Completion: The Company defines Estimated Quarter of Completion of a development or redevelopment project as the date on which construction is expected to be completed, but it does not represent the date of stabilization.

Attachment 14(B)

Definitions and Reconciliations

September 30, 2025

(Unaudited)

Funds from Operations as Adjusted ("FFO as Adjusted") attributable to common stockholders and unitholders: The Company defines FFO as Adjusted attributable to common stockholders and unitholders as FFO excluding the impact of other non-comparable items including, but not limited to, acquisition-related costs, prepayment costs/benefits associated with early debt retirement, impairment write-downs or gains and losses on sales of real estate or other assets incidental to the main business of the Company and income taxes directly associated with those gains and losses, casualty-related expenses and recoveries, severance costs, software transition related costs and legal and other costs.

Management believes that FFO as Adjusted is useful supplemental information regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. FFO as Adjusted is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance. The Company believes that net income/(loss) attributable to common stockholders is the most directly comparable GAAP financial measure to FFO as Adjusted. However, other REITs may use different methodologies for calculating FFO as Adjusted or similar FFO measures and, accordingly, our FFO as Adjusted may not always be comparable to FFO as Adjusted or similar FFO measures calculated by other REITs. FFO as Adjusted should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of financial performance, or as an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity. A reconciliation from net income attributable to common stockholders to FFO as Adjusted is provided on Attachment 2.

Funds from Operations ("FFO") attributable to common stockholders and unitholders: The Company defines FFO attributable to common stockholders and unitholders as net income/(loss) attributable to common stockholders (computed in accordance with GAAP), excluding impairment write-downs of depreciable real estate related to the main business of the Company or of investments in non-consolidated investees that are directly attributable to decreases in the fair value of depreciable real estate held by the investee, gains and losses from sales of depreciable real estate related to the main business of the Company and income taxes directly associated with those gains and losses, plus real estate depreciation and amortization, and after adjustments for noncontrolling interests, and the Company’s share of unconsolidated partnerships and joint ventures. This definition conforms with the National Association of Real Estate Investment Trust's definition issued in April 2002 and restated in November 2018. In the computation of diluted FFO, if OP Units, DownREIT Units, unvested restricted stock, unvested LTIP Units, stock options, and the shares of Series E Cumulative Convertible Preferred Stock are dilutive, they are included in the diluted share count.

Management considers FFO a useful metric for investors as the Company uses FFO in evaluating property acquisitions and its operating performance and believes that FFO should be considered along with, but not as an alternative to, net income and cash flow as a measure of the Company's activities in accordance with GAAP. FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of funds available to fund our cash needs. A reconciliation from net income/(loss) attributable to common stockholders to FFO is provided on Attachment 2.

Held For Disposition Communities: The Company defines Held for Disposition Communities as those communities that were held for sale as of the end of the most recent quarter.

Joint Venture Reconciliation at UDR's weighted average ownership interest:

In thousands	3Q 2025	YTD 2025
Income/(loss) from unconsolidated entities	$14,011	$23,454
Management fee	960	2,703
Interest expense	4,631	13,761
Depreciation	12,045	35,950
General and administrative	52	308
Preferred Equity Program (excludes loans)	(10,346)	(22,416)
Other (income)/expense	(626)	(503)
Realized and unrealized (gain)/loss on real estate technology investments, net of tax	(4,416)	(5,927)
Total Joint Venture NOI at UDR's Ownership Interest	$16,311	$47,330

Net Operating Income (“NOI”): The Company defines NOI as rental income less direct property rental expenses. Rental income represents gross market rent and other revenues less adjustments for concessions, vacancy loss and bad debt. Rental expenses include real estate taxes, insurance, personnel, utilities, repairs and maintenance, administrative and marketing. Excluded from NOI is property management expense, which is calculated as 3.25% of property revenue, and land rent. Property management expense covers costs directly related to consolidated property operations, inclusive of corporate management, regional supervision, accounting and other costs.

Management considers NOI a useful metric for investors as it is a more meaningful representation of a community’s continuing operating performance than net income as it is prior to corporate-level expense allocations, general and administrative costs, capital structure and depreciation and amortization and is a widely used input, along with capitalization rates, in the determination of real estate valuations. A reconciliation from net income/(loss) attributable to UDR, Inc. to NOI is provided below.

In thousands	3Q 2025	2Q 2025	1Q 2025	4Q 2024	3Q 2024
Net income/(loss) attributable to UDR, Inc.	$40,409	$37,673	$76,720	$(5,044)	$22,597
Property management	13,952	13,747	13,645	13,665	13,588
Other operating expenses	6,975	7,753	8,059	9,613	6,382
Real estate depreciation and amortization	165,926	163,191	161,394	165,446	170,276
Interest expense	50,569	48,665	47,701	49,625	50,214
Casualty-related charges/(recoveries), net	1,755	3,382	3,297	6,430	1,473
General and administrative	22,732	19,929	19,495	25,469	20,890
Tax provision/(benefit), net	382	258	158	312	(156)
(Income)/loss from unconsolidated entities	(14,011)	(3,629)	(5,814)	(8,984)	1,880
Interest income and other (income)/expense, net	(3,714)	(8,134)	(1,921)	30,858	(6,159)
Joint venture management and other fees	(2,570)	(2,398)	(2,112)	(2,288)	(2,072)
Other depreciation and amortization	7,009	7,387	7,067	6,381	4,029
(Gain)/loss on sale of real estate owned	-	-	(47,939)	-	-
Net income/(loss) attributable to noncontrolling interests	2,721	2,556	5,351	(479)	1,480
Total consolidated NOI	$292,135	$290,380	$285,101	$291,004	$284,422

Attachment 14(C)

Definitions and Reconciliations

September 30, 2025

(Unaudited)

NOI Enhancing Capital Expenditures ("Cap Ex"): The Company defines NOI Enhancing Capital Expenditures as expenditures that result in increased income generation or decreased expense growth over time.

Management considers NOI Enhancing Capital Expenditures a useful metric for investors as it quantifies the amount of capital expenditures that are expected to grow, not just maintain, revenues or to decrease expenses.

Non-Mature Communities: The Company defines Non-Mature Communities as those communities that have not met the criteria to be included in same-store communities.

Non-Residential / Other: The Company defines Non-Residential / Other as non-apartment components of mixed-use properties, land held, properties being prepared for redevelopment and properties where a material change in home count has occurred.

Other Markets: The Company defines Other Markets as the accumulation of individual markets where it operates less than 1,000 Same-Store homes.  Management considers Other Markets a useful metric as the operating results for the individual markets are not representative of the fundamentals for those markets as a whole.

Physical Occupancy: The Company defines Physical Occupancy as the number of occupied homes divided by the total homes available at a community.

QTD Same-Store Communities: The Company defines QTD Same-Store Communities as those communities Stabilized for five full consecutive quarters. These communities were owned and had stabilized operating expenses as of the beginning of the quarter in the prior year, were not in process of any substantial redevelopment activities, and were not held for disposition.

Recurring Capital Expenditures: The Company defines Recurring Capital Expenditures as expenditures that are necessary to help preserve the value of and maintain functionality at its communities.

Redevelopment Communities: The Company generally defines Redevelopment Communities as those communities where substantial redevelopment is in progress. Based upon the level of material impact the redevelopment has on the community (operations, occupancy levels, and future rental rates), the community may or may not maintain Stabilization. As such, for each redevelopment, the Company assesses whether the community remains in Same-Store.

Sold Communities: The Company defines Sold Communities as those communities that were disposed of prior to the end of the most recent quarter.

Stabilization/Stabilized: The Company defines Stabilization/Stabilized as when a community’s occupancy reaches 90% or above for at least three consecutive months.

Stabilized, Non-Mature Communities: The Company defines Stabilized, Non-Mature Communities as those communities that have reached Stabilization but are not yet in the same-store portfolio.

Total Revenue per Occupied Home: The Company defines Total Revenue per Occupied Home as rental and other revenues with concessions reported on a straight-line basis, divided by the product of occupancy and the number of apartment homes.

Management considers Total Revenue per Occupied Home a useful metric for investors as it serves as a proxy for portfolio quality, both geographic and physical.

TRS: The Company’s taxable REIT subsidiaries (“TRS”) focus on making investments and providing services that are otherwise not allowed to be made or provided by a REIT.

YTD Same-Store Communities: The Company defines YTD Same-Store Communities as those communities Stabilized for two full consecutive calendar years. These communities were owned and had stabilized operating expenses as of the beginning of the prior year, were not in process of any substantial redevelopment activities, and were not held for disposition.

Attachment 14(D)

Definitions and Reconciliations

September 30, 2025

(Unaudited)

All guidance is based on current expectations of future economic conditions and the judgment of the Company's management team. The following reconciles from GAAP Net income/(loss) per share for full-year 2025 and fourth quarter of 2025 to forecasted FFO and FFO as Adjusted per share and unit:

	Full-Year 2025
	Low	High

Forecasted net income per diluted share	$0.57	$0.59
Conversion from GAAP share count	(0.04)	(0.04)
Net gain on the sale of depreciable real estate owned	(0.13)	(0.13)
Depreciation	2.00	2.00
Noncontrolling interests	0.03	0.03
Preferred dividends	0.01	0.01
Forecasted FFO per diluted share and unit	$2.44	$2.46
Legal and other costs	0.03	0.03
Severance costs	0.02	0.02
Software transition related costs	0.03	0.03
Casualty-related charges/(recoveries)	0.02	0.02
Realized/unrealized (gain)/loss on real estate technology investments	(0.01)	(0.01)
Forecasted FFO as Adjusted per diluted share and unit	$2.53	$2.55

	4Q 2025
	Low	High

Forecasted net income per diluted share	$0.13	$0.15
Conversion from GAAP share count	(0.01)	(0.01)
Depreciation	0.50	0.50
Noncontrolling interests	0.01	0.01
Preferred dividends	-	-
Forecasted FFO per diluted share and unit	$0.63	$0.65
Legal and other costs	-	-
Software transition related costs	-	-
Casualty-related charges/(recoveries)	-	-
Realized/unrealized (gain)/loss on real estate technology investments	-	-
Forecasted FFO as Adjusted per diluted share and unit	$0.63	$0.65

Forward-Looking Statements

September 30, 2025

(Unaudited)

Forward-Looking Statements

Certain statements made in this supplement may constitute “forward-looking statements.” Words such as “expects,” “intends,” “believes,” “anticipates,” “plans,” “likely,” “will,” “seeks,” “estimates” and variations of such words and similar expressions are intended to identify such forward-looking statements. Forward-looking statements, by their nature, involve estimates, projections, goals, forecasts and assumptions and are subject to risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in a forward-looking statement, due to a number of factors, which include, but are not limited to, general market and economic conditions, unfavorable changes in the apartment market and economic conditions that could adversely affect occupancy levels and rental rates, the impact of inflation/deflation on rental rates and property operating expenses, the availability of capital and the stability of the capital markets, the impact of tariffs, geopolitical tensions, government shutdowns, and changes in immigration, elevated interest rates, the impact of competition and competitive pricing, acquisitions, developments and redevelopments not achieving anticipated results, delays in completing developments, redevelopments and lease-ups on schedule or at expected rent and occupancy levels, changes in job growth, home affordability and demand/supply ratio for multifamily housing, development and construction risks that may impact profitability, risks that joint ventures with third parties and Debt and Preferred Equity Program investments do not perform as expected, the failure of automation or technology to help grow net operating income, and other risk factors discussed in documents filed by the Company with the SEC from time to time, including the Company's Annual Report on Form 10-K and the Company's Quarterly Reports on Form 10-Q. Actual results may differ materially from those described in the forward-looking statements. These forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this supplement, and the Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in the Company's expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required under the U.S. securities laws.